                                                              EXHIBIT (h)(30)(d)

                               Amendment No. 4 to
                       Administrative Services Agreement
                        Franklin Templeton Services, LLC
                    American General Life Insurance Company

The Administrative Services Agreement, dated as of July 1, 1999, by and among Franklin Templeton Services, Inc., and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is effective as of January 1, 2005.

                                        Franklin Templeton Services, LLC


                                        By:
                                            ------------------------------------
                                        Name: Robert Hays
                                        Title: Vice President


                                        American General Life Insurance Company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


[Corporate Seal]                        Attest:
                                                --------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   Schedule B

                         Administrative Expense Payments

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

-----------------------------------------------------------------------------------------------
                                                                                  Beginning of
                                                                                   Period for
         Product Name                                                            Computation of
 #       1933 Act No.                 Funds of the Trust              Fee Rate         Fee
-----------------------------------------------------------------------------------------------
01   AG Legacy Plus        Class 2 Shares                               0.15%         7/1/99
     VUL                   Templeton Foreign Securities Fund
     333-89897             Franklin Small Cap Fund
-----------------------------------------------------------------------------------------------
02   Legacy Plus VUL       Class 2 Shares                               0.15%         7/1/99
     333-53909             Franklin Small Cap Fund
                           Templeton Developing Markets Securities
                           Fund
                           Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------
03   Platinum Investor I   Class 2 Shares                               0.15%        11/1/01
     VUL                   Franklin U.S. Government Fund
     333-42567             Mutual Shares Securities Fund
                           Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------
04   Platinum Investor     Class 2 Shares                               0.15%         5/1/03
     II VUL                Franklin Small Cap Value Securities Fund
     333-103361            Franklin U.S. Government Fund
                           Mutual Shares Securities Fund
                           Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------
05   Platinum Investor     Class 2 Shares                               0.15%         5/1/03
     III VUL               Franklin Small Cap Value Securities Fund
     333-43264             Franklin U.S. Government Fund
                           Mutual Shares Securities Fund
                           Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------
06   Platinum Investor     Class 2 Shares                               0.15%         5/1/03
     PLUS VUL              Franklin Small Cap Value Securities Fund
     333-82982             Franklin U.S. Government Fund
                           Mutual Shares Securities Fund
                           Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------
07   Platinum Investor     Class 2 Shares                               0.15%         5/1/03
     Survivor VUL          Franklin Small Cap Value Securities Fund
     333-90787             Franklin U.S. Government Fund
                           Mutual Shares Securities Fund
                           Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                                  Beginning of
                                                                                   Period for
         Product Name                                                            Computation of
 #       1933 Act No.                 Funds of the Trust              Fee Rate         Fee
-----------------------------------------------------------------------------------------------
08   Platinum Investor     Class 2 Shares                               0.15%         5/1/03
     Survivor II VUL       Franklin Small Cap Value Securities Fund
     333-65170             Franklin U.S. Government Fund
                           Mutual Shares Securities Fund
                           Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------
09   Platinum Investor     Class 2 Shares                               0.15%         7/1/99
     Variable Annuity      Templeton Global Asset Allocation Fund
     333-70667             Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------
10   The One VUL           Class 2 Shares                               0.15%         7/1/99
     Solution              Franklin Small Cap Fund
     333-87307             Templeton Developing Markets Securities
                           Fund
-----------------------------------------------------------------------------------------------
11   Platinum Investor     Class 2 shares:                              0.15%        1/15/04
     Immediate VA          Franklin Small Cap Value Securities Fund
     333-109206            Franklin U.S. Government Fund
                           Mutual Shares Securities Fund
-----------------------------------------------------------------------------------------------
12   Platinum Investor     Class 2 shares                               0.15%        1/15/04
     FlexDirector          Franklin Small Cap Value Securities Fund
     333-109613            Franklin U.S. Government Fund
                           Mutual Shares Securities Fund
-----------------------------------------------------------------------------------------------
13   Corporate America     Class 2 shares                               0.15%         7/1/04
     333-80191             Franklin Small Cap Value Securities Fund
-----------------------------------------------------------------------------------------------
14   Platinum Investor     Class 2 shares:                              0.15%        1/15/05
     IV VUL                Franklin Small Cap Value Securities Fund
     333-118318            Franklin U.S. Government Fund
                           Mutual Shares Securities Fund
                           Templeton Foreign Securities Funs
-----------------------------------------------------------------------------------------------